SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   December 31, 2002
                                                --------------------------------


                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             333-99451                  52-1495132
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street,  Edison,  New Jersey                          08837
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (732) 205-0600
                                                  ------------------------------


            Not applicable (Former name or former address, if changed
                               since last report.)





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ITEM 5.       Other Events

      Attached as an exhibit are certain Computational Materials (as such term is defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------
            (99)                                Computational Materials prepared
                                                by UBS Warburg LLC in connection
                                                with Chase Mortgage Finance
                                                Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2003-S1.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE MORTGAGE FINANCE CORPORATION



      December 31, 2002                   By:  /s/ Eileen Lindblom
                                             ---------------------------------
                                             Eileen Lindblom
                                             Vice President

                                INDEX TO EXHIBITS




                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------
(99)              Computational Materials prepared by            (E)
                  UBS Warburg LLC in connection with
                  Chase Mortgage Finance Corporation,
                  Multi-Class Mortgage Pass-Through
                  Certificates, Series 2003-S1.